U.S. Securities and Exchange Commission
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 15, 2011

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Commission File No. 000-53612
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Bonanza Goldfields Corporation
(Name of small business issuer as specified in its charter)

Nevada	26-2723015
State of Incorporation	IRS Employer Identification No.

2415 East Camelback Road, Suite 700,Phoenix, AZ  85016
 (Address of principal executive offices)

 (928) 251-4044
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Effective November 15, 2011, Bonanza Goldfields Corporation (the “Company”) and Global Mining Capital Development Limited (“Global”) executed a Financial Advisory Agreement (the “Agreement”).  Pursuant to the Agreement and subject to the terms and conditions of the Agreement incorporated herein, for a period of 90 days from the effective date, Global will review the Company’s business, operations and financial condition, including advising on capitalization structures, introduction of strategic partners in China and capital raising (including a private placement limited to China and expressly excluding any U.S. persons or entities). As consideration, Global shall receive fees as described in the Agreement. The Agreement is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1           Financial Advisory Agreement, dated November 15, 2011.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Bonanza Goldfields Corp.

Date: November 29, 2011	By:	/s/ Scott Geisler
Scott Geisler
Chief Executive Officer